Deferred Financing Costs	12 Months Ended
Dec. 31, 2011
Deferred Financing Costs [Abstract]
Deferred Financing Costs
9.	Deferred Financing Costs

	December 31, 2011	December 31, 2010
Opening balance	$4,874	$5,980
Expenditure in the period	1,021	—
Amortization included within interest expense	(1,101)	(1,106)

Closing balance	$4,794	$4,874

The Company's borrowing capacity under its credit facility was reduced under amendments agreed on February 10, 2009 and August 20, 2009. A portion of the unamortized deferred financing costs at the date of each amendment was written off, in proportion to the decrease in the borrowing capacity for $176 and $2,015 respectively. These amounts were included within interest expense.

On November, 30, 2011 the Company obtained a waiver until November 30, 2012 from the Leverage Ratio test required under its credit facility (see note 11). The fees and related costs paid ($1,021; 2010: $nil) have been deferred and are amortized over the remaining term of the credit agreement.